Oppenheimer
Discovery Fund

ANNUAL REPORT

SEPTEMBER 30, 2002
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Fund Highlights

Performance Update

Investment Strategy Discussion

Listing of Individual Investments

"EQUITIES MARKETS SUFFERED FROM ACCOUNTING SCANDALS AND WEAKNESS IN THE U.S. ECONOMY. WHILE THESE CONDITIONS DROVE THE FUND'S RETURNS INTO NEGATIVE TERRITORY, WE INVESTED IN SEVERAL KEY STOCKS THAT PERFORMED BETTER THAN THE MARKET AVERAGE. THESE INDIVIDUAL INVESTMENTS ENABLED THE FUND TO DELIVER RELATIVELY STRONG PERFORMANCE WHILE MAINTAINING OUR DISCIPLINED COMMITMENT TO SMALL-CAP GROWTH INVESTING."


[LOGO OMITTED]
OPPENHEIMERFUNDS[R]
THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
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CONTENTS


 1  Letter to Shareholders

 3  An Interview with Your Fund's Managers

 7  Fund Performance

12  FINANCIAL STATEMENTS

36  INDEPENDENT AUDITORS' REPORT

37  Federal Income Tax Information

39  Trustees and Officers

44  Privacy Policy Notice



FUND OBJECTIVE
Oppenheimer Discovery Fund seeks capital appreciation.


FUND HIGHLIGHT
According to Lipper, Inc., the Fund's Class A shares ranked in the top 33% (139 of 429 and 89 of 297) of small cap growth funds, respectively, for the one- and three-year periods ended September 30, 2002.(1)



-----------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 9/30/02

          Without      With
          Sales Chg.   Sales Chg.
-----------------------------------
Class A   -14.63%      -19.54%
-----------------------------------
Class B   -15.27       -19.50
-----------------------------------
Class C   -15.31       -16.15
-----------------------------------
Class N   -14.84       -15.70
-----------------------------------
Class Y   -14.37
-----------------------------------



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TOP TEN COMMON STOCK HOLDINGS(2)
PetsMart, Inc.                                           3.6%
WebEx Communications, Inc.                               1.9
Fidelity National Financial, Inc.                        1.8
1-800-FLOWERS.com, Inc.                                  1.6
Corinthian Colleges, Inc.                                1.5
Take-Two Interactive Software, Inc.                      1.4
InVisionTechnologies, Inc.                               1.3
Charles River Laboratories International, Inc.           1.2
Iron Mountain, Inc.                                      1.2
Taro Pharmaceutical Industries Ltd.                      1.0
FOR UP-TO-DATE TOP 10 FUND HOLDINGS, PLEASE VISIT WWW.OPPENHEIMERFUNDS.COM.
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SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's five- and 10-year ranking for the period ended 9/30/02 were 119 of 207 and 30 of 42, respectively. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

2. Portfolio is subject to change. Percentages are as of September 30, 2002, and are based on net assets.

*SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
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Dear Shareholder,



[PHOTO OF JOHN V. MURPHY OMITTED]
JOHN V. MURPHY
President
Oppenheimer
Discovery Fund


As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.

   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.

   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.

   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual



1     OPPENHEIMER DISCOVERY FUND

LETTER TO SHAREHOLDERS
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securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.

   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.

   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/S/SIGNATURE
John V. Murphy
October 21, 2002


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.



2     OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
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PORTFOLIO MANAGER
Jayne Stevlingson



Q
HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD THAT ENDED SEPTEMBER 30, 2002?

A. The Fund performed relatively well in the face of a sharply negative environment for the kinds of growth-oriented small-cap stocks in which we primarily invest. Although of course we would prefer to deliver positive absolute returns, we are pleased that the Fund roughly outperformed two-thirds of its peers.(3) We are also pleased that we achieved these results without swerving from our disciplined focus on discovering attractive investment opportunities among small companies with above-average leadership potential within their industries.

WHAT MADE THIS SUCH A CHALLENGING PERIOD?
Competing economic forces created an investment environment that lacked clear direction and gave rise to heightened volatility in most equity markets. On the one hand, markets showed surprising strength in the aftermath of the September 11th attacks, rebounding from their mid-September lows during October and November 2001. In addition, the U.S. economy began to show signs that it was emerging from recession in early 2002, with indications of accelerating industrial growth in several key economic sectors.
   On the other hand, market strength was undermined by continuing unease over the global political situation, particularly in regard to the potential impact on oil prices of conflict in the Middle East. Accounting irregularities contributed to the highly publicized bankruptcies of several prominent corporations, creating uncertainty with respect to the accuracy of financial statements at other companies. Furthermore, although consumer spending remained reasonably steady, corporate capital spending failed to accelerate during the period, dimming hopes for strong, broad-based economic recovery.
   These conflicting conditions led to a volatile market for the kinds of emerging growth companies in which the Fund invests.


3. The Fund's one-year Lipper ranking, in the small cap growth funds category, for the period ended 9/30/02 was 139 of 429.




3     OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
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[SIDEBAR]
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We are also pleased that we achieved these results without swerving from our disciplined focus on discovering attractive investment opportunities among small companies with above-average leadership potential within their industries.
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The market climbed sharply during the final three months of 2001 as stocks responded to a favorable interest rate environment and the promise of economic recovery. However, the market dipped during the first few months of 2002 under the weight of accounting scandals and concerns regarding the pace of earnings recovery. The downtrend continued during the second half of the period amid disappointing earnings reports from a wide range of companies. Growth-oriented stocks suffered disproportionately as investors sought refuge in traditionally defensive sectors.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?
   One of our key analytical techniques examines the relative strength of various industry sectors based on current and historical stock levels. During the reporting period, our analysis indicated that the industry sectors in our investment universe were roughly equally valued. Accordingly, we focused primarily on individual stocks, seeking those that best met our investment criteria regardless of sector.

   This approach led us to emphasize a handful of stocks that we believed offered particularly attractive investment opportunities. Many of these holdings performed much better than average, boosting the Fund's relative performance. Our largest holdings included several stocks that rose by more than 100% during the period, including PetsMart, Inc., an Internet and mail order pet supply company; and Take-Two Interactive Software, Inc., an electronic game developer. We also obtained relatively strong results from select investments in the health care services providers, such as Charles River Laboratories International, Inc.; retailers, such as Abercrombie & Fitch Co.; financial services providers, such as Fidelity National Financial, Inc.; and defense-related industrial companies, such as baggage scanning producer InVision Technologies, Inc.



4     OPPENHEIMER DISCOVERY FUND

   Of course, not all of our stock selections produced above-average returns. In particular, several biotechnology, technology and telecommunications holdings suffered substantial declines. Some, such as WebEx Communications, Inc., lost ground despite strong fundamentals and better-than-expected financial results. We responded to the challenging market conditions in these areas by reducing some holdings and increasing our cash position, moves that further improved the Fund's relative performance.

WHAT IS YOUR OUTLOOK OVER THE COMING MONTHS?
The weak performance of growth stocks compared to value stocks over the past two years has led to marked pricing disparities between these two types of equities. As a result, on an historical basis, we believe growth stocks currently offer increasingly attractive investment opportunities compared to their value-oriented counterparts.

   Nevertheless, in light of the economic and political challenges that face today's market, we anticipate a continuation of the recent period's volatile conditions for the immediate future. We are attempting to take advantage of this volatile environment by trading more actively around the Fund's core positions, buying shares on price dips and selling on upward spikes. We also continue to hold substantial cash reserves that we plan to put to work as attractive opportunities present themselves. At the same time, we remain steadfast in our disciplined commitment to small-cap growth investing, which is what makes Oppenheimer Discovery Fund part of THE RIGHT WAY TO INVEST.

--------------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE

For the Periods Ended 9/30/02(4)
Class A
1-Year      5-Year   10-Year
-----------------------------
 -19.54%    -6.19%     5.61%

Class B              Since
1-Year      5-Year   Inception
-----------------------------
 -19.50%    -6.05%     3.32%

Class C              Since
1-Year      5-Year   Inception
-----------------------------
 -16.15%    -5.78%     0.42%

Class N              Since
1-Year      5-Year   Inception
-----------------------------
 -15.70%    N/A      -18.86%

Class Y              Since
1-Year      5-Year   Inception
-----------------------------
 -14.37%    -4.80%     4.58%
-----------------------------


4. See Notes on page 11 for further details.



5     OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
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TOP FIVE COMMON STOCK INDUSTRIES(6)
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Specialty Retail                                         7.8%
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Commercial Services & Supplies                           6.3
--------------------------------------------------------------------------------
Health Care Providers & Services                         5.3
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Hotels, Restaurants & Leisure                            5.1
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Software                                                 4.7


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SECTOR ALLOCATION(5)

[PIE CHART OMITTED]
o Consumer Discretionary        26.0%
   Specialty
   Retail                        9.3
   Hotels, Restaurants & Leisure 6.2
   Internet & Catalog Retail     3.0
   Media                         2.2
   Leisure Equipment & Products  1.9
   Textiles &
   Apparel                       1.7
   Household
   Durables                      0.8
   Auto
   Components                    0.6
   Automobiles                   0.2
o Information Technology        20.3
o Health Care                   16.6
o Industrials                   13.2
o Financials                     9.4
o Energy                         7.5
o Materials                      3.8
o Consumer
  Staples                        2.3
o Utilities                      0.8
o Telecommunication Services     0.1
--------------------------------------

5. Portfolio is subject to change. Percentages are as of September 30, 2002, and are based on total market value of common stock investments.

6. Portfolio is subject to change. Percentages are as of September 30, 2002, and are based on net assets.



6     OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX AND A SECTOR INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the one-year period that ended September 30, 2002, Oppenheimer Discovery Fund produced negative returns due to weakness in equities markets caused by slow U.S. economic growth and corporate governance-related concerns. The Fund produced stronger performance than its benchmark and the majority of its peers due to our emphasis on a handful of individual stocks that appreciated substantially despite the negative environment for most equities. The Fund's best performers were broadly diversified among the areas of retail, education, leisure and gaming, health care, financial services and defense. We further enhanced the Fund's performance by trimming positions in some of the market's weakest areas, including technology and biotechnology, and by increasing our cash position. The Fund's portfolio and our management strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C, Class N and Class Y shares of the Fund held until September 30, 2002. In the case of Class A shares, performance is measured for a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on April 4, 1994. In the case of Class C shares, performance is measured from the inception of the class on October 2, 1995, and in the case of Class Y shares, from the inception of the class on June 1, 1994. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and NASDAQ, and is widely recognized as a measure of the performance of mid-capitalization stocks.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.



7     OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE
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CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
[LINE GRAPH OMITTED]
                    Oppenheimer Discovery
                           Fund
                         (Class A)          S&P 500 Index     Russell 2000 Index
    09/30/1992             9,425               10,000                10,000
    12/31/1992            11,725               10,502                11,494
    03/31/1993            11,469               10,961                11,986
    06/30/1993            11,998               11,013                12,248
    09/30/1993            13,615               11,297                13,319
    12/31/1993            13,817               11,559                13,664
    03/31/1994            12,728               11,121                13,300
    06/30/1994            11,471               11,167                12,780
    09/30/1994            12,539               11,712                13,668
    12/31/1994            12,272               11,710                13,415
    03/31/1995            13,004               12,849                14,035
    06/30/1995            13,916               14,074                15,350
    09/30/1995            16,053               15,192                16,866
    12/31/1995            16,787               16,106                17,232
    03/31/1996            17,873               16,970                18,111
    06/30/1996            20,020               17,731                19,017
    09/30/1996            20,509               18,279                19,081
    12/31/1996            19,270               19,801                20,074
    03/31/1997            16,764               20,333                19,036
    06/30/1997            19,867               23,880                22,122
    09/30/1997            22,387               25,668                25,414
    12/31/1997            21,266               26,405                24,563
    03/31/1998            23,640               30,086                27,034
    06/30/1998            22,566               31,085                25,774
    09/30/1998            17,734               28,000                20,581
    12/31/1998            20,841               33,957                23,938
    03/31/1999            18,577               35,648                22,640
    06/30/1999            20,324               38,156                26,160
    09/30/1999            19,789               35,779                24,506
    12/31/1999            31,535               41,099                29,026
    03/31/2000            36,264               42,040                31,083
    06/30/2000            31,578               40,923                29,908
    09/30/2000            32,088               40,527                30,239
    12/31/2000            27,354               37,358                28,150
    03/31/2001            22,111               32,932                26,318
    06/30/2001            26,456               34,858                30,079
    09/30/2001            20,211               29,743                23,826
    12/31/2001            24,183               32,921                28,849
    03/31/2002            24,024               33,012                29,999
    06/30/2002            20,413               28,592                27,493
    09/30/2002            17,254               23,655                21,609


AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 9/30/02* 1-YEAR -19.54% 5-YEAR -6.19% 10-YEAR 5.61%



CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
[LINE GRAPH OMITTED]
               Oppenheimer Discovery
                 Fund (Class B)         S&P 500 Index     Russell 2000 Index
 4/4/94              10,000                10,000                10,000
 6/30/94              9,167                10,042                 9,609
 9/30/94             10,000                10,532                10,276
12/31/94              9,772                10,530                10,086
3/31/95              10,335                11,554                10,552
6/30/95              11,036                12,656                11,541
9/30/95              12,704                13,661                12,681
12/31/95             13,257                14,482                12,956
3/31/96              14,090                15,259                13,617
6/30/96              15,751                15,943                14,298
9/30/96              16,105                16,436                14,346
12/31/96             15,101                17,805                15,093
3/31/97              13,118                18,284                14,312
6/30/97              15,515                21,473                16,633
9/30/97              17,446                23,081                19,108
12/31/97             16,542                23,743                18,468
3/31/98              18,355                27,053                20,326
6/30/98              17,488                27,951                19,378
9/30/98              13,719                25,177                15,474
12/31/98             16,090                30,534                17,998
3/31/99              14,313                32,054                17,022
6/30/99              15,633                34,310                19,669
9/30/99              15,190                32,173                18,425
12/31/99             24,162                36,956                21,824
3/31/00              27,737                37,802                23,370
6/30/00              24,151                36,798                22,486
9/30/00              24,541                36,442                22,735
12/31/00             20,920                33,592                21,164
3/31/01              16,911                29,612                19,788
6/30/01              20,233                31,344                22,615
9/30/01              15,458                26,745                17,913
12/31/01             18,495                29,603                21,691
3/31/02              18,374                29,685                22,555
6/30/02              15,612                25,710                20,671
9/30/02              13,196                21,271                16,247

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 9/30/02*
1-YEAR -19.50%   5-YEAR -6.05%   SINCE INCEPTION 3.32%


* See Notes on page 11 for further details.

THE PERFORMANCE INFORMATION FOR THE INDICES IN THE GRAPHS BEGINS ON 9/30/92 FOR CLASS A, 3/31/94 FOR CLASS B, 9/30/95 FOR CLASS C, 2/28/01 FOR CLASS N AND 5/31/94 FOR CLASS Y.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

8     OPPENHEIMER DISCOVERY FUND

CLASS C SHARES COMPARISON OF CHANGE IN VALUE
OF $10,000 HYPOTHETICAL INVESTMENTS IN:
[LINE GRAPH OMITTED]
             Oppenheimer Discovery
                Fund (Class C)         S&P 500 Index       Russell 2000 Index
10/2/95            10,000                10,000                   10,000
12/31/95           10,536                10,602                   10,217
3/31/96            11,194                11,170                   10,738
6/30/96            12,516                11,671                   11,275
9/30/96            12,796                12,032                   11,313
12/31/96           11,998                13,034                   11,902
3/31/97            10,422                13,384                   11,287
6/30/97            12,328                15,719                   13,116
9/30/97            13,869                16,896                   15,068
12/31/97           13,152                17,381                   14,564
3/31/98            14,595                19,804                   16,029
6/30/98            13,904                20,461                   15,281
9/30/98            10,909                18,431                   12,203
12/31/98           12,792                22,352                   14,193
3/31/99            11,383                23,465                   13,423
6/30/99            12,431                25,116                   15,511
9/30/99            12,079                23,552                   14,530
12/31/99           19,210                27,053                   17,210
3/31/00            22,053                27,673                   18,429
6/30/00            19,170                26,938                   17,732
9/30/00            19,440                26,677                   17,928
12/31/00           16,542                24,591                   16,690
3/31/01            13,345                21,677                   15,604
6/30/01            15,940                22,945                   17,834
9/30/01            12,156                19,578                   14,126
12/31/01           14,513                21,670                   17,105
3/31/02            14,388                21,730                   17,786
6/30/02            12,203                18,821                   16,301
9/30/02            10,296                15,571                   12,812

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 9/30/02*
1-YEAR -16.15%       5-YEAR -5.78%       SINCE INCEPTION 0.42%

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
[LINE GRAPH OMITTED]
             Oppenheimer Discovery
                Fund (Class N)         S&P 500 Index      Russell 2000 Index
3/1/01              10,000                10,000                  10,000
3/31/01              9,248                 9,367                   9,511
6/30/01             11,059                 9,915                  10,870
9/30/01              8,440                 8,460                   8,610
12/31/01            10,092                 9,364                  10,426
3/31/02             10,018                 9,390                  10,841
6/30/02              8,507                 8,132                   9,935
9/30/02              7,187                 6,728                   7,809

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 9/30/02*
1-YEAR    -15.70%            SINCE INCEPTION  -18.86%




9     OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
[LINE GRAPH OMITTED]
          Oppenheimer Discovery
             Fund (Class Y)          S&P 500 Index       Russell 2000 Index
6/1/94           10,000                  10,000                10,000
6/30/94           9,438                   9,755                9,660
9/30/94          10,320                  10,231                10,332
12/31/94         10,115                  10,230                10,141
3/31/95          10,726                  11,224                10,609
6/30/95          11,483                  12,294                11,603
9/30/95          13,238                  13,271                12,749
12/31/95         13,855                  14,069                13,026
3/31/96          14,761                  14,824                13,690
6/30/96          16,545                  15,489                14,375
9/30/96          16,957                  15,967                14,424
12/31/96         15,944                  17,297                15,174
3/31/97          13,883                  17,762                14,389
6/30/97          16,464                  20,860                16,722
9/30/97          18,568                  22,422                19,211
12/31/97         17,657                  23,066                18,567
3/31/98          19,649                  26,281                20,435
6/30/98          18,769                  27,154                19,482
9/30/98          14,767                  24,459                15,558
12/31/98         17,351                  29,663                18,095
3/31/99          15,475                  31,140                17,113
6/30/99          16,937                  33,331                19,775
9/30/99          16,513                  31,255                18,524
12/31/99         26,324                  35,902                21,941
3/31/00          30,291                  36,724                23,495
6/30/00          26,411                  35,748                22,607
9/30/00          26,861                  35,402                22,857
12/31/00         22,892                  32,634                21,278
3/31/01          18,518                  28,767                19,894
6/30/01          22,178                  30,450                22,736
9/30/01          16,955                  25,982                18,010
12/31/01         20,300                  28,758                21,807
3/31/02          20,186                  28,838                22,676
6/30/02          17,165                  24,976                20,782
9/30/02          14,519                  20,664                16,335

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 9/30/02*
1-YEAR -14.37%   5-YEAR -4.80%   SINCE INCEPTION 4.58%

* See Notes on page 11 for further details.

THE PERFORMANCE INFORMATION FOR THE INDICES IN THE GRAPHS BEGINS ON 9/30/92 FOR CLASS A, 3/31/94 FOR CLASS B, 9/30/95 FOR CLASS C, 2/28/01 FOR CLASS N AND 5/31/94 FOR CLASS Y.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.



10    OPPENHEIMER DISCOVERY FUND

NOTES
--------------------------------------------------------------------------------


IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 9/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/4/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 4/4/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



11    OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  September 30, 2002
--------------------------------------------------------------------------------

                                     MARKET VALUE
                           SHARES     SEE NOTE 1
=================================================
 COMMON STOCKS--83.0%
-------------------------------------------------
 CONSUMER DISCRETIONARY--21.6%
-------------------------------------------------
 AUTO COMPONENTS--0.5%
 Autoliv, Inc.             204,700   $ 4,315,076
-------------------------------------------------
 AUTOMOBILES--0.2%
 Winnebago Industries,
 Inc.                       40,600     1,604,918
-------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--5.1%
 Alliance Gaming Corp.(1)  192,100     2,969,866
-------------------------------------------------
 Boyd Gaming Corp.(1)      241,000     4,499,470
-------------------------------------------------
 Krispy Kreme
 Doughnuts, Inc.(1)         55,500     1,734,930
-------------------------------------------------
 MTR Gaming Group,
 Inc.(1)                   169,000     1,556,490
-------------------------------------------------
 P.F. Chang's China
 Bistro, Inc.(1)           136,800     3,971,304
-------------------------------------------------
 Papa John's
 International, Inc.(1)    261,500     7,617,495
-------------------------------------------------
 Penn National
 Gaming, Inc.(1)           213,400     4,028,992
-------------------------------------------------
 Shuffle Master, Inc.(1)   134,500     2,503,045
-------------------------------------------------
 Sonic Corp.(1)            170,200     3,931,620
-------------------------------------------------
 Speedway
 Motorsports, Inc.(1)      224,400     5,284,620
-------------------------------------------------
 Station Casinos, Inc.(1)  181,400     3,085,614
                                   -------------
                                      41,183,446

-------------------------------------------------
 HOUSEHOLD DURABLES--0.7%
 Lennar Corp.               42,700     2,381,806
-------------------------------------------------
 M/I Schottenstein
 Homes, Inc.                94,700     2,983,050
                                   -------------
                                       5,364,856

-------------------------------------------------
 INTERNET & CATALOG RETAIL--2.5%
 1-800-FLOWERS.com,
 Inc.(1,2)               1,858,850    13,011,950
-------------------------------------------------
 Alloy, Inc.(1)            383,500     3,186,885
-------------------------------------------------
 School Specialty,
 Inc.(1)                   164,600     4,116,646
-------------------------------------------------
                                      20,315,481

-------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--1.6%
 Action Performance
 Cos., Inc.(1)             210,200     5,402,140




                                     MARKET VALUE
                           SHARES     SEE NOTE 1
-------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS Continued
 Leapfrog
 Enterprises, Inc.(1)      254,700 $   4,813,830
-------------------------------------------------
 Midway Games, Inc.(1)     205,600     1,126,688
-------------------------------------------------
 SCP Pool Corp.(1)          59,300     1,625,413
                                   -------------
                                      12,968,071

-------------------------------------------------
 MEDIA--1.8%
 Entercom
 Communications
 Corp.(1)                  153,700     7,280,769
-------------------------------------------------
 Getty Images, Inc.(1)     354,595     7,113,176
                                   -------------
                                      14,393,945

-------------------------------------------------
 SPECIALTY RETAIL--7.8%
 Abercrombie & Fitch
 Co., Cl. A(1)             410,000     8,064,700
-------------------------------------------------
 AnnTaylor Stores
 Corp.(1)                  194,450     4,478,183
-------------------------------------------------
 Charming Shoppes,
 Inc.(1)                   860,000     5,805,000
-------------------------------------------------
 GameStop Corp.(1)         145,800     2,981,610
-------------------------------------------------
 Genesco, Inc.(1)          240,200     3,314,760
-------------------------------------------------
 Hot Topic, Inc.(1)        223,500     4,029,705
-------------------------------------------------
 NetFlix.com, Inc.(1)      100,000       970,000
-------------------------------------------------
 PetsMart, Inc.(1)       1,625,900    28,957,279
-------------------------------------------------
 Too, Inc.(1)              101,200     2,355,936
-------------------------------------------------
 Ultimate
 Electronics, Inc.(1)      104,000     1,326,000
                                   -------------
                                      62,283,173

-------------------------------------------------
 TEXTILES & APPAREL--1.4%
 Fossil, Inc.(1)            55,100     1,104,755
-------------------------------------------------
 Guess ?, Inc.(1)        1,154,100     4,951,089
-------------------------------------------------
 Steven Madden
 Ltd.(1)                   350,600     5,048,640
                                   -------------
                                      11,104,484

-------------------------------------------------
 CONSUMER STAPLES--1.9%
-------------------------------------------------
 FOOD & DRUG RETAILING--0.7%
 Performance Food
 Group Co.(1)              165,300     5,613,588
-------------------------------------------------
 FOOD PRODUCTS--1.2%
 American Italian Pasta
 Co.(1)                     66,600     2,376,954
-------------------------------------------------
 Fresh Del Monte Produce,
 Inc.                      114,400     2,927,496





12    OPPENHEIMER DISCOVERY FUND

                                     MARKET VALUE
                           SHARES     SEE NOTE 1
-------------------------------------------------
 FOOD PRODUCTS Continued
 Sensient Technologies
 Corp.                     202,700   $ 4,283,051
                                   -------------
                                       9,587,501
-------------------------------------------------
 ENERGY--6.3%
-------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--4.4%
 Grant Prideco, Inc.(1)    488,000     4,167,520
-------------------------------------------------
 Hanover
 Compressor Co.(1)         225,900     1,874,970
-------------------------------------------------
 Key Energy
 Services, Inc.(1)         590,500     4,653,140
-------------------------------------------------
 Patterson-UTI
 Energy, Inc.(1)           229,100     5,844,341
-------------------------------------------------
 Precision Drilling
 Corp.(1)                  119,900     3,608,990
-------------------------------------------------
 Pride International,
 Inc.(1)                   257,500     3,347,500
-------------------------------------------------
 Unit Corp.(1)             317,400     6,078,210
-------------------------------------------------
 Varco International,
 Inc.(1)                   312,000     5,279,040
                                   -------------
                                      34,853,711

-------------------------------------------------
 OIL & GAS--1.9%
 Cabot Oil & Gas
 Corp., Cl. A              119,800     2,575,700
-------------------------------------------------
 Pioneer Natural
 Resources Co.(1)          173,400     4,204,950
-------------------------------------------------
 Spinnaker
 Exploration Co.(1)        114,900     3,297,630
-------------------------------------------------
 Western Gas
 Resources, Inc.           170,000     5,312,500
                                   -------------
                                      15,390,780

-------------------------------------------------
 FINANCIALS--7.8%
-------------------------------------------------
 BANKS--3.5%
 BankAtlantic Bancorp,
 Inc.                      678,400     6,092,032
-------------------------------------------------
 Commerce Bancorp,
 Inc.                      172,900     7,177,079
-------------------------------------------------
 Cullen/Frost Bankers,
 Inc.                      147,000     5,020,050
-------------------------------------------------
 First Community
 Bancorp                    83,300     2,410,702
-------------------------------------------------
 UCBH Holdings, Inc.        56,000    2,200,240
-------------------------------------------------
 W Holding Co., Inc.       287,550     4,687,065
                                   -------------
                                      27,587,168



                                     MARKET VALUE
                           SHARES     SEE NOTE 1
-------------------------------------------------
 DIVERSIFIED FINANCIALS--0.9%
 Doral Financial
 Corp.                     186,300   $ 4,497,282
-------------------------------------------------
 LaBranche &
 Co., Inc.(1)               77,200     1,563,300
-------------------------------------------------
 Saxon Capital
 Acquisition Co.(1,3)      130,000     1,439,100
                                   -------------
                                       7,499,682

-------------------------------------------------
 INSURANCE--2.6%
 Arch Capital
 Group Ltd.(1)             200,000     5,580,000
-------------------------------------------------
 Fidelity National
 Financial, Inc.           494,527    14,212,706
-------------------------------------------------
 Philadelphia
 Consolidated
 Holding Co.(1)             45,400     1,339,300
                                   -------------
                                      21,132,006

-------------------------------------------------
 REAL ESTATE--0.8%
 Annaly Mortgage
 Management, Inc.          172,500     3,182,625
-------------------------------------------------
 RAIT Investment
 Trust                     152,300     3,137,380
                                   -------------
                                       6,320,005

-------------------------------------------------
 HEALTH CARE--13.7%
-------------------------------------------------
 BIOTECHNOLOGY--2.9%
 Cell Genesys, Inc.(1)     200,000     2,410,000
-------------------------------------------------
 Charles River
 Laboratories
 International, Inc.(1)    238,800     9,372,900
-------------------------------------------------
 CV Therapeutics,
 Inc.(1)                    94,700     1,980,177
-------------------------------------------------
 InterMune, Inc.(1)         67,400     2,212,068
-------------------------------------------------
 Invitrogen Corp.(1)        43,400     1,478,638
-------------------------------------------------
 Medicines Co.
 (The)(1)                  118,700     1,303,089
-------------------------------------------------
 Techne Corp.(1)            55,100     1,806,729
-------------------------------------------------
 Telik, Inc.(1)            199,700     2,472,286
                                   -------------
                                      23,035,887



13    OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                     MARKET VALUE
                           SHARES     SEE NOTE 1
-------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--3.3%
 Advanced
 Neuromodulation
 Systems, Inc.(1)          167,600   $ 5,577,728
-------------------------------------------------
 Cholestech Corp.(1)       215,600     2,235,772
-------------------------------------------------
 Closure Medical Corp.(1)  220,200     2,457,432
-------------------------------------------------
 Cooper Cos., Inc. (The)    52,100     2,735,250
-------------------------------------------------
 Hologic, Inc.(1)          333,900     3,272,220
-------------------------------------------------
 MedSource
 Technologies, Inc.(1)     316,200     2,377,824
-------------------------------------------------
 Osteotech, Inc.(1)        382,400     1,973,184
-------------------------------------------------
 SonoSite, Inc.(1)         530,400     6,088,992
                                   -------------
                                      26,718,402

-------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--5.3%
 Community Health
 Systems, Inc.(1)          163,900     4,364,657
-------------------------------------------------
 Coventry Health
 Care, Inc.(1)             126,900     4,124,250
-------------------------------------------------
 CTI Molecular
 Imaging, Inc.(1)          169,100     4,278,230
-------------------------------------------------
 Lincare
 Holdings, Inc.(1)         103,600     3,215,744
-------------------------------------------------
 Mid Atlantic Medical
 Services, Inc.(1)          89,100     3,225,420
-------------------------------------------------
 Pediatrix Medical
 Group, Inc.(1)            250,900     7,775,391
-------------------------------------------------
 Pharmaceutical
 Product
 Development, Inc.(1)      127,300     2,461,982
-------------------------------------------------
 Triad Hospitals,
 Inc.(1)                   100,100     3,798,795
-------------------------------------------------
 United Surgical
 Partners
 International, Inc.(1)    276,800     6,117,280
-------------------------------------------------
 VitalWorks, Inc.(1)       509,700     3,705,519
                                   -------------
                                      43,067,268

-------------------------------------------------
 PHARMACEUTICALS--2.2%
 DOV Pharmaceutical,
 Inc.(1,3)                 486,000     1,428,840
-------------------------------------------------
 Pharmaceutical
 Resources, Inc.(1)        276,200     7,728,076
-------------------------------------------------
 Taro Pharmaceutical
 Industries Ltd.(1)        246,900     8,332,875
                                   -------------
                                      17,489,791



                                     MARKET VALUE
                           SHARES     SEE NOTE 1
-------------------------------------------------
 INDUSTRIALS--11.0%
 AEROSPACE & DEFENSE--3.9%
 Alliant
 Techsystems, Inc.(1)      101,500  $  7,028,875
-------------------------------------------------
 InVision Technologies,
 Inc.(1)                   326,600    10,454,466
-------------------------------------------------
 L-3 Communications
 Holdings, Inc.(1)          49,800     2,624,460
-------------------------------------------------
 United Defense
 Industries, Inc.(1)       144,900     3,419,640
-------------------------------------------------
 World Fuel
 Services Corp.            405,200     7,820,360
                                   -------------
                                      31,347,801

-------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--6.3%
 Career Education
 Corp.(1)                   93,700     4,498,350
-------------------------------------------------
 Corinthian
 Colleges, Inc.(1)          326,300   12,314,562
-------------------------------------------------
 FTI Consulting, Inc.(1)   166,400     6,616,064
-------------------------------------------------
 Global Payments, Inc.     102,700     2,629,120
-------------------------------------------------
 Hewitt Associates,
 Inc.(1)                   150,000     4,431,000
-------------------------------------------------
 Iron Mountain, Inc.(1)    372,450     9,307,525
-------------------------------------------------
 Pegasus Solutions, Inc.(1) 81,100       855,605
-------------------------------------------------
 Stericycle, Inc.(1)       131,200     4,450,304
-------------------------------------------------
 Weight Watchers
 International, Inc.(1)    128,500     5,571,760
                                   -------------
                                      50,674,290

-------------------------------------------------
 ROAD & RAIL--0.5%
 Hunt (J.B.) Transport
 Services, Inc.(1)         162,300     3,822,165
-------------------------------------------------
 TRADING COMPANIES & DISTRIBUTORS--0.3%
 MSC Industrial
 Direct Co., Inc.,
 Cl. A(1)                  201,800     2,143,116
-------------------------------------------------
 INFORMATION TECHNOLOGY--16.9%
-------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.5%
 C-COR.net Corp.(1)        536,100     1,988,931
-------------------------------------------------
 McDATA Corp., Cl. B(1)    342,795     1,881,944
                                   -------------
                                       3,870,875

-------------------------------------------------
 COMPUTERS & PERIPHERALS--2.7%
 Advanced Digital
 Information Corp.(1)      933,000     4,478,400
-------------------------------------------------
 Avid Technology,
 Inc.(1)                   724,600     7,463,380




14    OPPENHEIMER DISCOVERY FUND

                                     MARKET VALUE
                           SHARES     SEE NOTE 1
-------------------------------------------------
 COMPUTERS & PERIPHERALS Continued
 Iomega Corp.(1)           131,200   $ 1,402,528
-------------------------------------------------
 Pinnacle Systems, Inc.(1) 730,400     7,888,320
                                   -------------
                                      21,232,628

-------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
 FLIR Systems, Inc.(1)      55,400     1,938,446
-------------------------------------------------
 Intermagnetics
 General Corp.(1)           44,900       766,443
-------------------------------------------------
 TTM Technologies,
 Inc.(1)                   542,200       851,254
                                   -------------
                                       3,556,143
-------------------------------------------------
 INTERNET SOFTWARE & SERVICES--2.9%
 MatrixOne, Inc.(1)        139,400       604,996
-------------------------------------------------
 Overture Services,
 Inc.(1)                   338,100     7,969,017
-------------------------------------------------
 WebEx
 Communications,
 Inc.(1)                 1,346,200    15,063,978
                                   -------------
                                      23,637,991

-------------------------------------------------
 IT CONSULTING & SERVICES--2.2%
 Anteon International
 Corp.(1)                   52,200     1,418,796
-------------------------------------------------
 CACI International,
 Inc., Cl. A(1)            222,400     7,884,080
-------------------------------------------------
 Tier Technologies,
 Inc., Cl. B(1)            330,600     6,254,952
-------------------------------------------------
 Titan Corp. (The)(1)      216,700     2,080,320
                                   -------------
                                      17,638,148

-------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.5%
 Actel Corp.(1)             75,500       785,200
-------------------------------------------------
 ASM International NV(1)   495,300     4,482,465
-------------------------------------------------
 Brooks-PRI
 Automation, Inc.(1)       112,400     1,286,980
-------------------------------------------------
 ChipPAC, Inc.(1)          319,400       683,197
-------------------------------------------------
 Cree, Inc.(1)             240,600     3,007,500
-------------------------------------------------
 Integrated Circuit
 Systems, Inc.(1)          134,800     2,116,360
-------------------------------------------------
 Power Integrations,
 Inc.(1)                    96,500     1,176,335
-------------------------------------------------
 RF Micro Devices, Inc.(1) 340,600     2,043,600
-------------------------------------------------
 Semtech Corp.(1)          124,800     1,210,560
-------------------------------------------------
 Silicon Image, Inc.(1)  1,710,900     6,997,581
-------------------------------------------------
 Skyworks
 Solutions, Inc.(1)        471,200     2,134,536




                                     MARKET VALUE
                           SHARES     SEE NOTE 1
-------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS Continued
 Xicor, Inc.(1)            482,800   $ 1,742,908
                                   -------------
                                      27,667,222

-------------------------------------------------
 SOFTWARE--4.7%
 Agile Software
 Corp.(1)                  326,700     2,094,147
-------------------------------------------------
 BARRA, Inc.(1)            133,000     3,633,560
-------------------------------------------------
 BEA Systems, Inc.(1)      314,700     1,630,146
-------------------------------------------------
 Borland
 Software Corp.(1)         408,900     3,185,331
-------------------------------------------------
 Cognos, Inc.(1)           188,900     3,175,409
-------------------------------------------------
 Documentum, Inc.(1)       413,500     4,775,925
-------------------------------------------------
 Entrust
 Technologies, Inc.(1)     427,500     1,342,350
-------------------------------------------------
 Hyperion
 Solutions Corp.(1)         73,600     1,350,560
-------------------------------------------------
 Kronos, Inc.(1)            65,500     1,613,265
-------------------------------------------------
 Macromedia, Inc.(1)       314,300     2,429,539
-------------------------------------------------
 Magma Design
 Automation, Inc.(1)       109,900       980,308
-------------------------------------------------
 Take-Two Interactive
 Software, Inc.(1)         399,300    11,579,700
                                   -------------
                                      37,790,240

-------------------------------------------------
 MATERIALS--3.1%
-------------------------------------------------
 CHEMICALS--1.1%
 Airgas, Inc.(1)            94,500     1,240,785
-------------------------------------------------
 Great Lakes
 Chemical Corp.             60,500     1,453,210
-------------------------------------------------
 Lyondell
 Chemical Co.              190,400     2,273,376
-------------------------------------------------
 MacDermid, Inc.            60,500     1,206,975
-------------------------------------------------
 PolyOne Corp.             361,200     3,102,708
                                   -------------
                                       9,277,054

-------------------------------------------------
 CONTAINERS & PACKAGING--0.9%
 Jarden Corp.(1)            87,900     2,386,485
-------------------------------------------------
 Pactiv Corp.(1)           308,500     5,074,825
                                   -------------
                                       7,461,310

-------------------------------------------------
 METALS & MINING--1.1%
 Meridian Gold, Inc.(1)    205,500     3,760,650
-------------------------------------------------
 Steel Dynamics, Inc.(1)   369,700     4,839,373
                                   -------------
                                       8,600,023



15    OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                     MARKET VALUE
                           SHARES     SEE NOTE 1
-------------------------------------------------
 TELECOMMUNICATION SERVICES--0.1%
-------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--0.1%
 Metro One
 Telecommunication,
 Inc.(1)                   104,500   $   888,250
-------------------------------------------------
 UTILITIES--0.6%
-------------------------------------------------
 MULTI-UTILITIES--0.6%
 Questar Corp.             230,300     5,260,052
                                   -------------
 Total Common Stocks
 (Cost $677,721,918)                 666,696,547

=================================================
 PREFERRED STOCKS--0.2%
 Candescent Technologies
 Corp.:
 $2.50 Cv.,
 Series D, Vtg.(1,3)     1,200,000            --
 Sr. Exchangeable,
 Series E, Vtg.(1,3)       800,000            --
 Sr. Exchangeable,
 Series F, Vtg.(1,3)       200,000            --
-------------------------------------------------
 XM Satellite Radio
 Holdings, Inc.,
 8.25% Cum. Cv.,
 Series B(2)               150,000     1,500,000
                                   -------------
 Total Preferred Stocks
 (Cost $12,300,600)                    1,500,000





                  PRINCIPAL   MARKET VALUE
                   AMOUNT      SEE NOTE 1
=================================================
 CONVERTIBLE CORPORATE BONDS AND NOTES--0.6%
 Advanced Energy Industries, Inc., 5.25% Cv.
 Unsec. Sub. Nts., 11/15/06
 (Cost $5,435,210)    $  6,271,000 $   4,562,152

=================================================
 JOINT REPURCHASE AGREEMENTS--18.2%
 Undivided interest of 48.52% in joint repurchase
 agreement with BNP Paribas Securities Corp., 1.85%,
 dated 9/30/02, to be repurchased  at $145,827,494
 on 10/1/02, collateralized by U.S. Treasury Bonds,
 7.25%--10.375%, 11/15/12--2/15/20, with a
 value of $308,594,118
 (Cost $145,820,000)   145,820,000   145,820,000
-------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $841,277,728)  102.0%         818,578,699
-------------------------------------------------
 LIABILITIES IN EXCESS OF
 OTHER ASSETS          (2.0)         (15,725,065)
                      ---------------------------
 NET ASSETS           100.0%        $802,853,634
                      ---------------------------
                      ---------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2002 amounts to $14,511,950. Transactions during the period in which the issuer was an affiliate are as follows:

                            SHARES                             SHARES    UNREALIZED
                     SEPTEMBER 30,     GROSS      GROSS SEPTEMBER 30,  APPRECIATION  DIVIDEND
                              2001 ADDITIONS REDUCTIONS          2002 (DEPRECIATION)   INCOME
--------------------------------------------------------------------------------------------
Stocks and/or Warrants
1-800-FLOWERS.com, Inc.  1,742,050   116,800         --     1,858,850  $  5,822,897 $     --
XM Satellite Radio Holdings,
Inc., 8.25% Cum. Cv., Series B  --   150,000         --       150,000    (1,900,600) 467,253
                                                                                    --------
                                                                                    $467,253
                                                                                    ========

3. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



16    OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2002
--------------------------------------------------------------------------------

================================================================================
ASSETS
 Investments, at value (including $145,820,000 in repurchase agreements)
 --see accompanying statement:
 Unaffiliated companies (cost $830,688,075)                        $ 804,066,749
 Affiliated companies (cost $10,589,653)                              14,511,950
                                                                   -------------
                                                                     818,578,699
--------------------------------------------------------------------------------
 Cash                                                                    442,706
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                      1,938,249
 Shares of beneficial interest sold                                      761,581
 Interest and dividends                                                  380,247
 Other                                                                    42,025
                                                                   -------------
 Total assets                                                        822,143,507

================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                 15,284,641
Shares of beneficial interest redeemed                                 2,376,405
Transfer and shareholder servicing agent fees                            613,797
Distribution and service plan fees                                       504,582
Shareholder reports                                                      247,790
Trustees' compensation                                                   227,848
Other                                                                     34,810
                                                                   -------------
 Total liabilities                                                    19,289,873

================================================================================
NET ASSETS                                                         $ 802,853,634
                                                                   =============

================================================================================
COMPOSITION OF NET ASSETS
 Par value of shares of beneficial interest                        $      28,995
--------------------------------------------------------------------------------
Additional paid-in capital                                         1,248,471,402
--------------------------------------------------------------------------------
Accumulated net investment loss                                         (214,527)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                               (422,733,207)
--------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
 liabilities denominated in foreign currencies                       (22,699,029)
                                                                   -------------
NET ASSETS                                                         $ 802,853,634
                                                                   =============



17    OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

==========================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $572,842,560 and 20,284,354 shares of beneficial interest outstanding)             $28.24
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                        $29.96
------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $154,657,155
 and 5,992,816 shares of beneficial interest outstanding)                           $25.81
------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,673,406
 and 1,316,215 shares of beneficial interest outstanding)                           $26.34
------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,236,126
 and 79,537 shares of beneficial interest outstanding)                              $28.11
------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $38,444,387 and 1,321,930 shares of beneficial interest outstanding) $29.08



 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



18    OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2002
--------------------------------------------------------------------------------


===================================================================================
 INVESTMENT INCOME
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $3,802)  $  3,868,311
 Affiliated companies                                                      467,253
-----------------------------------------------------------------------------------
 Interest                                                                3,036,097
                                                                     --------------
 Total investment income                                                 7,371,661

===================================================================================
 EXPENSES
 Management fees                                                         7,289,903
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 1,825,386
 Class B                                                                 2,228,766
 Class C                                                                   456,819
 Class N                                                                     8,900
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 3,398,050
 Class B                                                                 1,012,247
 Class C                                                                   206,379
 Class N                                                                     7,527
 Class Y                                                                   250,995
-----------------------------------------------------------------------------------
 Shareholder reports                                                       760,017
-----------------------------------------------------------------------------------
 Trustees' compensation                                                     65,744
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 5,094
-----------------------------------------------------------------------------------
 Other                                                                      69,919
                                                                     --------------
 Total expenses                                                         17,585,746
 Less reduction to custodian expenses                                       (5,094)
 Less voluntary waiver of transfer and shareholder servicing agent
 fees-- Classes A, B, C and N                                             (337,545)
 Less voluntary waiver of transfer and shareholder servicing agent
 fees-- Class Y                                                            (74,689)
                                                                     --------------
 Net expenses                                                           17,168,418

===================================================================================
 NET INVESTMENT LOSS                                                    (9,796,757)

===================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments                                                          (184,095,916)
 Closing of futures contracts                                           (2,259,810)
 Closing and expiration of option contracts written                         39,399
 Foreign currency transactions                                            (301,803)
                                                                     --------------
 Net realized loss                                                    (186,618,130)
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 investments                                                            61,855,423
 translation of assets and liabilities denominated in foreign currencies   339,840
                                                                     --------------
 Net change                                                             62,195,263
                                                                     --------------
 Net realized and unrealized loss                                     (124,422,867)


===================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(134,219,624)
                                                                     ==============


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



19    OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED SEPTEMBER 30,                                       2002          2001
===================================================================================
 OPERATIONS
 Net investment loss                                   $  (9,796,757)$   (7,136,322)
-----------------------------------------------------------------------------------
 Net realized loss                                      (186,618,130)  (231,490,183)
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     62,195,263   (436,892,249)
                                                      -----------------------------
 Net decrease in net assets resulting from operations   (134,219,624)  (675,518,754)

===================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net realized gain:
 Class A                                                          --   (247,645,141)
 Class B                                                          --    (85,202,046)
 Class C                                                          --    (14,908,777)
 Class N                                                          --             --
 Class Y                                                          --    (16,227,785)


===================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                 (86,001,282)   180,806,239
 Class B                                                 (53,404,418)    47,205,449
 Class C                                                  (3,275,635)    16,209,772
 Class N                                                   2,694,654        201,715
 Class Y                                                  (5,721,956)    10,603,044

===================================================================================
 NET ASSETS
 Total decrease                                         (279,928,261)  (784,476,284)
-----------------------------------------------------------------------------------
 Beginning of period                                   1,082,781,895  1,867,258,179
                                                      -----------------------------
 End of period [including accumulated net investment
 losses of $214,527 and $198,265, respectively]       $  802,853,634 $1,082,781,895
                                                      =============================


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



20    OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



 CLASS A     YEAR ENDED SEPTEMBER 30,         2002      2001       2000      1999       1998
===============================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period      $ 33.08   $ 66.77    $ 43.26   $ 40.12     $ 51.72
-----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                          (.22)     (.19)      (.32)     (.28)       (.26)
 Net realized and unrealized gain (loss)     (4.62)   (20.66)     26.72      4.84      (10.37)
                                           ----------------------------------------------------
 Total from investment operations            (4.84)   (20.85)     26.40      4.56      (10.63)
-----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain           --    (12.84)     (2.89)    (1.42)       (.97)
-----------------------------------------------------------------------------------------------
 Net asset value, end of period             $28.24    $33.08     $66.77    $43.26      $40.12
                                           ====================================================

===============================================================================================
 Total Return, at Net Asset Value(1)        (14.63)%  (37.01)%    62.15%    11.59%     (20.78)%

===============================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands) $572,843  $754,082 $1,286,298  $750,394  $  945,972
-----------------------------------------------------------------------------------------------
 Average net assets (in thousands)        $753,304  $988,717 $1,176,289  $875,057  $1,215,780
-----------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                         (0.74)%   (0.31)%    (0.47)%   (0.69)%     (0.51)%
 Expenses                                     1.45%     1.25%      1.15%     1.31%       1.18%(3)
 Expenses, net of voluntary waiver
 of transfer agent fees and/or reduction
 to custodian expenses                        1.42%     1.25%      1.15%     1.31%       1.18%
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate                       143%      155%       224%       73%         82%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



21    OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS  Continued
-------------------------------------------------------------------------------



 CLASS B     YEAR ENDED SEPTEMBER 30,         2002      2001       2000      1999       1998
===============================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period      $ 30.46   $ 62.99    $ 41.22   $ 38.58     $ 50.15
-----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                          (.91)     (.29)      (.47)     (.85)       (.55)
 Net realized and unrealized gain (loss)     (3.74)   (19.40)     25.13      4.91      (10.05)
                                           ----------------------------------------------------
 Total from investment operations            (4.65)   (19.69)     24.66      4.06      (10.60)
-----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain           --    (12.84)     (2.89)    (1.42)       (.97)
-----------------------------------------------------------------------------------------------
 Net asset value, end of period             $25.81    $30.46     $62.99    $41.22      $38.58
                                           ====================================================

===============================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)        (15.27)%  (37.48)%    60.95%    10.73%     (21.37)%


===============================================================================================
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands) $154,657  $234,023   $423,689  $224,710    $265,687
-----------------------------------------------------------------------------------------------
 Average net assets (in thousands)        $223,215  $315,607   $371,643  $257,146    $319,197
-----------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 net investment loss                         (1.50)%   (1.07)%    (1.22)%   (1.45)%     (1.27)%
 Expenses                                     2.21%     2.01%      1.90%     2.07%       1.94%(3)
 Expenses, net of voluntary waiver
 of transfer agent fees and/or reduction
 to custodian expenses                        2.18%     2.01%      1.90%     2.07%       1.94%
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate                       143%      155%       224%       73%         82%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying notes to financial statements.



22    OPPENHEIMER DISCOVERY FUND

 CLASS C     YEAR ENDED SEPTEMBER 30,         2002      2001       2000      1999       1998
===============================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period      $ 31.10   $ 64.00    $ 41.85   $ 39.15     $ 50.86
-----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                          (.59)     (.24)      (.24)     (.85)       (.55)
 Net realized and unrealized gain (loss)     (4.17)   (19.82)     25.28      4.97      (10.19)
                                           ----------------------------------------------------
 Total from investment operations            (4.76)   (20.06)     25.04      4.12      (10.74)
-----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain           --    (12.84)     (2.89)    (1.42)       (.97)
-----------------------------------------------------------------------------------------------
 Net asset value, end of period             $26.34    $31.10     $64.00    $41.85      $39.15
                                           ====================================================


===============================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)        (15.31)%  (37.47)%    60.95%    10.73%     (21.34)%


===============================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)  $34,673   $44,404    $70,140   $27,413     $33,441
-----------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $45,655   $56,301    $55,205   $31,971     $40,501
-----------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                         (1.50)%   (1.07)%    (1.20)%   (1.45)%     (1.25)%
 Expenses                                     2.21%     2.01%      1.90%     2.07%       1.92%(3)
 Expenses, net of voluntary waiver
 of transfer agent fees and/or reduction
 to custodian expenses                        2.18%     2.01%      1.90%     2.07%       1.92%
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate                       143%      155%       224%       73%         82%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



23    OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------



 CLASS N     YEAR ENDED SEPTEMBER 30,                                2002    2001(1)
======================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                              $ 33.01   $ 39.11
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                  (.30)     (.13)
 Net realized and unrealized loss                                    (4.60)    (5.97)
                                                                   -------------------
 Total from investment operations                                    (4.90)    (6.10)
--------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                                   --        --
--------------------------------------------------------------------------------------
 Net asset value, end of period                                     $28.11    $33.01
                                                                   ===================

======================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                (14.84)%  (15.60)%



======================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                           $2,236      $147
--------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $1,786      $105
--------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                                 (0.97)%   (0.93)%
 Expenses                                                             1.68%     1.55%
 Expenses, net of voluntary waiver of transfer agent fees
 and/or reduction to custodian expenses                               1.65%     1.55%
--------------------------------------------------------------------------------------
 Portfolio turnover rate                                               143%      155%


1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



24    OPPENHEIMER DISCOVERY FUND

 CLASS Y     YEAR ENDED SEPTEMBER 30,         2002      2001       2000      1999       1998
===============================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period      $ 33.96   $ 68.06    $ 43.92   $ 40.63    $ 52.17
-----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                          (.06)     (.17)      (.30)     (.17)      (.09)
 Net realized and unrealized gain (loss)     (4.82)   (21.09)     27.33      4.88     (10.48)
                                           ----------------------------------------------------
 Total from investment operations            (4.88)   (21.26)     27.03      4.71     (10.57)
-----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain           --    (12.84)     (2.89)    (1.42)      (.97)
-----------------------------------------------------------------------------------------------
 Net asset value, end of period             $29.08    $33.96     $68.06    $43.92     $40.63
                                           ====================================================

===============================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)        (14.37)%  (36.88)%    62.68%    11.82%    (20.47)%


===============================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)  $38,444   $50,125    $87,131   $39,189    $39,664
-----------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $50,275   $64,264    $76,635   $40,649    $44,859
-----------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment loss                         (0.43)%   (0.13)%    (0.11)%   (0.48)%    (0.15)%
 Expenses                                     1.26%     1.14%      0.80%     1.11%      0.81%(3)
 Expenses, net of voluntary waiver
 of transfer agent fees and/or reduction
 to custodian expenses                        1.11%     1.06%      0.80%     1.11%      0.81%
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate                       143%      155%       224%       73%        82%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



25    OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



26        OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                              EXPIRING
                              ------------------------
                              2009        $ 12,201,695
                              2010         258,482,944
                                          ------------
                              Total       $270,684,639
                                          ============

 As of September 30, 2002, the Fund had approximately $149,073,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2002, the Fund's projected benefit obligations were increased by $28,166 and payments of $11,904 were made to retired trustees, resulting in an accumulated liability of $216,683 as of September 30, 2002.



27    OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $9,786,835, a decrease in accumulated net investment loss of $9,780,495, and a decrease in accumulated net realized loss on investments of $6,340. Net assets of the Fund were unaffected by the reclassifications.



28    OPPENHEIMER DISCOVERY FUND

    The tax character of distributions paid during the years ended September 30, 2002 and September 30, 2001 was as follows:

                                           YEAR ENDED          YEAR ENDED
                                   SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                 --------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                  $--       $ 191,026,086
                 Long-term capital gain            --         172,957,663
                 Return of capital                 --                  --
                                                  -----------------------
                 Total                            $--       $ 363,983,749
                                                  =======================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss  $    (214,527)
                 Accumulated net realized loss     (422,733,207)
                 Net unrealized depreciation        (22,699,029)
                                                  --------------
                 Total                            $(445,646,763)
                                                  ==============

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


29    OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


================================================================================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                     YEAR ENDED                   YEAR ENDED
                                SEPTEMBER 30, 2002          SEPTEMBER 30, 2001(1)
                               SHARES        AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------
 CLASS A
 Sold                       6,967,008  $237,348,768     10,546,587   $449,042,087
 Dividends and/or
 distributions reinvested          --            --      4,648,068    219,993,180
 Redeemed                  (9,476,166) (323,350,050)   (11,667,054)  (488,229,028)
                           -------------------------------------------------------
 Net increase (decrease)   (2,509,158) $(86,001,282)     3,527,601   $180,806,239
                           =======================================================

----------------------------------------------------------------------------------
 CLASS B
 Sold                       1,021,721  $ 33,164,124      1,894,877   $ 77,075,225
 Dividends and/or
 distributions reinvested          --            --      1,847,357     81,043,513
 Redeemed                  (2,711,117)  (86,568,542)    (2,786,546)  (110,913,289)
                           -------------------------------------------------------
 Net increase (decrease)   (1,689,396) $(53,404,418)       955,688   $ 47,205,449
                           =======================================================

----------------------------------------------------------------------------------
 CLASS C
 Sold                         459,414  $ 15,342,665      1,258,638   $ 52,853,935
 Dividends and/or
 distributions reinvested          --            --        304,319     13,627,416
 Redeemed                    (571,171)  (18,618,300)    (1,230,937)   (50,271,579)
                           -------------------------------------------------------
 Net increase (decrease)     (111,757) $ (3,275,635)       332,020   $ 16,209,772
                           =======================================================

----------------------------------------------------------------------------------
 CLASS N
 Sold                          97,632  $  3,470,272         10,481   $    421,600
 Dividends and/or
 distributions reinvested          --            --             --             --
 Redeemed                     (22,533)     (775,618)        (6,043)      (219,885)
                           -------------------------------------------------------
 Net increase                  75,099  $  2,694,654          4,438   $    201,715
                           =======================================================

----------------------------------------------------------------------------------
 CLASS Y
 Sold                         521,664  $ 19,281,459        868,788   $ 38,187,299
 Dividends and/or
 distributions reinvested          --            --        334,869     16,227,784
 Redeemed                    (675,553)  (25,003,415)    (1,008,092)   (43,812,039)
                           -------------------------------------------------------
 Net increase (decrease)     (153,889) $ (5,721,956)       195,565   $ 10,603,044
                           =======================================================

 1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.


30    OPPENHEIMER DISCOVERY FUND

================================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were $1,359,223,798 and $1,481,200,376, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $844,252,853 was composed of:

                     Gross unrealized appreciation $  96,489,997
                     Gross unrealized depreciation  (122,164,151)
                                                    -------------
                     Net unrealized depreciation   $ (25,674,154)
                                                   ==============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


31    OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      AGGREGATE       CLASS A    CONCESSIONS    CONCESSIONS    CONCESSIONS    CONCESSIONS
                      FRONT-END     FRONT-END     ON CLASS A     ON CLASS B     ON CLASS C     ON CLASS N
                  SALES CHARGES SALES CHARGES         SHARES         SHARES         SHARES         SHARES
                     ON CLASS A   RETAINED BY    ADVANCED BY    ADVANCED BY    ADVANCED BY    ADVANCED BY
 YEAR ENDED              SHARES   DISTRIBUTOR DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
 September 30, 2002  $1,006,462      $314,396       $102,010       $875,035        $88,504        $21,317

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            CLASS A        CLASS B        CLASS C        CLASS N
                         CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                           DEFERRED       DEFERRED       DEFERRED       DEFERRED
                      SALES CHARGES  SALES CHARGES SALES CHARGES   SALES CHARGES
                        RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
 YEAR ENDED             DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------
 September 30, 2002         $26,016       $491,424        $11,355         $1,011


--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $1,825,386, all of which were paid by the Distributor to recipients, and included $140,398 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30, 2002, were as follows:

                                                                  DISTRIBUTOR'S
                                                   DISTRIBUTOR'S      AGGREGATE
                                                       AGGREGATE   UNREIMBURSED
                                                    UNREIMBURSED  EXPENSES AS %
                     TOTAL PAYMENTS AMOUNT RETAINED     EXPENSES  OF NET ASSETS
                         UNDER PLAN  BY DISTRIBUTOR   UNDER PLAN       OF CLASS
-------------------------------------------------------------------------------
 Class B Plan            $2,228,766      $1,740,133   $5,775,666           3.73%
 Class C Plan               456,819          94,684    1,000,410           2.89
 Class N Plan                 8,900           8,749       30,367           1.36



32        OPPENHEIMER DISCOVERY FUND

================================================================================
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


================================================================================
 6. FUTURES CONTRACTS
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.



33        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


================================================================================
 7. OPTION ACTIVITY
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended September 30, 2002 was as follows:

                                                            CALL OPTIONS
                                                ------------------------
                                                NUMBER OF      AMOUNT OF
                                                CONTRACTS       PREMIUMS
 Options outstanding as of September 30, 2001         200       $ 39,399
 Options closed or expired                           (200)       (39,399)
                                                ------------------------
 Options outstanding as of September 30, 2002          --       $     --
                                                ========================



34        OPPENHEIMER DISCOVERY FUND

================================================================================
 8. ILLIQUID OR RESTRICTED SECURITIES
 As of September 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2002 was $2,867,940, which represents 0.36% of the Fund's net assets, of which $1,428,840 is considered restricted. Information concerning restricted securities is as follows:


                                ACQUISITION                VALUATION AS OF    UNREALIZED
 SECURITY                             DATES       COST  SEPTEMBER 30, 2002  DEPRECIATION
----------------------------------------------------------------------------------------
 STOCKS AND/OR WARRANTS
 Candescent Technologies Corp.,
 $2.50 Cv., Series D, Vtg.         3/31/95  $3,000,000         $      --      $3,000,000
 Candescent Technologies Corp.,
 Sr. Exchangeable, Series E, Vtg.  4/24/96   4,400,000                --       4,400,000
 Candescent Technologies Corp.,
 Sr. Exchangeable, Series F, Vtg.  6/11/97   1,500,000                --       1,500,000
 DOV Pharmaceutical, Inc.          8/30/01   3,000,000          1,428,840      1,571,160


================================================================================
 9. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at September 30, 2002.


35        OPPENHEIMER DISCOVERY FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER DISCOVERY FUND:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




 KPMG LLP

 Denver, Colorado
 October 21, 2002



36      OPPENHEIMER DISCOVERY FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



37     OPPENHEIMER DISCOVERY FUND

SHAREHOLDER MEETING  Unaudited
--------------------------------------------------------------------------------


================================================================================
On August 12, 2002, a special shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

--------------------------------------------------------------------------------
 Proposal No. 1
 The eleven persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify:

 NOMINEE                               FOR          WITHHELD               TOTAL
--------------------------------------------------------------------------------
 Leon Levy                  16,876,365.024       815,951.923      17,692,316.947
 Donald W. Spiro            16,994,349.112       697,967.835      17,692,316.947
 John V. Murphy             17,012.796.709       679,520.238      17,692,316.947
 Robert G. Galli            16,998,764.456       693,552.491      17,692,316.947
 Phillip A. Griffiths       17,041,149.915       651,167.032      17,692,316.947
 Benjamin Lipstein          16,960,788.622       731,528.325      17,692,316.947
 Elizabeth B. Moynihan      17,027,752.762       664,564.185      17,692,316.947
 Kenneth A. Randall         17,043,136.537       649,180.410      17,692,316.947
 Edward V. Regan            17,035,261.521       657,055.426      17,692,316.947
 Russell S. Reynolds, Jr.   16,994,277.393       698,039.554      17,692,316.947
 Clayton K. Yeutter         17,001,300.655       691,016.292      17,692,316.947

                                                            BROKER
           FOR         AGAINST           ABSTAIN         NON-VOTES             TOTAL
------------------------------------------------------------------------------------
 Proposal No. 2
 2A. Eliminate the Fund's fundamental investment policy with respect to purchasing securities on margin or making short sales:
 12,333,938.644   2,435,757.819     1,180,384.484     1,742,236.000   17,692,316.947

 2B. Amend the Fund's fundamental investment policy with respect to purchasing securities of issuers in which officers or trustees have interest:
 11,974,920.706   2,846,757.298     1,128,402.943     1,742,236.000   17,692,316.947

 2C. Amend the Fund's fundamental investment policy with respect to investing in unseasoned issuers:
 11,983,473.502   2,654,159.146     1,312,448.299     1,742,236.000   17,692,316.947

 2D. Amend the Fund's fundamental investment policy with respect to investing in real estate:
 13,662,378.213   1,189,454.350     1,098,248.384     1,742,236.000   17,692,316.947

 2E. Amend the Fund's fundamental investment policy with respect to pledging, mortgaging and hypothecating assets:
 12,289,763.138   2,348,789.139     1,311,528.670     1,742,236.000   17,692,316.947

 2F. Amend the Fund's fundamental investment policy with respect to borrowing:
 12,131,319.056   2,549,413.924     1,269,347.967     1,742,236.000   17,692,316.947

--------------------------------------------------------------------------------
 PROPOSAL NO. 3
 Approval of an Amended and Restated Class B 12b-1 Distribution and Service Plan
 and Agreement (Class B shareholders only):
 2,977,057.964     296,921.863        432,358.265       482,316.000    4,188,654.092



38    OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

================================================================================
NAME, ADDRESS, AGE,      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS /
POSITION(S) HELD         OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY
WITH FUND AND LENGTH     TRUSTEE/NUMBER OF PORTFOLIOS IN FUND COMPLEX
OF SERVICE               CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT              The address of each Trustee in the chart below is 6803
TRUSTEES                 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee
                         serves for an indefinite term, until his or her resignation, retirement, death or removal.

LEON LEVY, Chairman of   General Partner (since 1982) of Odyssey Partners, L.P.
the Board of Trustees,   (investment partnership) and Chairman of the Board
Trustee (since 1986)     (since 1981) of Avatar Holdings, Inc. (real estate
Age: 77                  development). Oversees 31 portfolios in the
                         OppenheimerFunds complex.


DONALD W. SPIRO, Vice    Chairman Emeritus (since January 1991) of
Chairman of the Board    OppenheimerFunds, Inc. (the Manager). Formerly a
of Trustees,             director (January 1969-August 1999) of the Manager.
Trustee (since 1986)     Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 76

ROBERT G. GALLI,         A trustee or director of other Oppenheimer funds.
Trustee (since 1993)     Formerly Vice Chairman (October 1995-December 1997) of
Age: 69                  the Manager. Oversees 41 portfolios in the
                         OppenheimerFunds complex.


PHILLIP A. GRIFFITHS,    The Director (since 1991) of the Institute for Advanced
Trustee (since 1999)     Study, Princeton, N.J., director (since 2001) of GSI
Age: 64                  Lumonics and a member of the National Academy of
                         Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust
                         Corporation, Provost and Professor of Mathematics at
                         Duke University, a director of Research Triangle
                         Institute, Raleigh, N.C., and a Professor of
                         Mathematics at Harvard University. Oversees 31 portfolios in the OppenheimerFunds complex.

BENJAMIN LIPSTEIN,       Professor Emeritus of Marketing, Stern Graduate School
Trustee (since 1986)     of Business Administration, New York University.
Age: 79                  Oversees 31 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY, Trustee  Director (January 2002-present), Columbia Equity
(since October 10, 2002) Financial Corp. (privately-held financial adviser);
Age: 50 Managing Director (January 2002-present), Carmona Motley Inc. (privately-held financial adviser); Formerly he held the following positions: Managing Director (January 1998-December 2001), Carmona Motley Hoffman Inc. (privately-held financial adviser); Managing Director (January 1992-December 1997), Carmona Motley & Co. (privately-held financial adviser). Oversees 31 portfolios in the OppenheimerFunds complex.

ELIZABETH B. MOYNIHAN,   Author and architectural historian; a trustee of the
Trustee (since 1992)     Freer Gallery of Art and Arthur M. Sackler Gallery
Age: 73                  (Smithsonian Institute), Trustees Council of the
                         National Building Museum; a member of the Trustees
                         Council, Preservation League of New York State.
                         Oversees 31 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,      A director of Dominion Resources, Inc. (electric
Trustee (since 1986)     utility holding company) and Prime Retail, Inc. (real
Age: 75                  estate investment trust); formerly a director of
                         Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief Executive Officer of The
                         Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual
                         Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.
                         Oversees 31 portfolios in the OppenheimerFunds complex.



39     OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS  Continued
--------------------------------------------------------------------------------

EDWARD V. REGAN,         President, Baruch College, CUNY; a director
Trustee (since 1993)     of RBAsset (real estate manager); a director
Age: 72                  of OffitBank; formerly Trustee, Financial
                         Accounting Foundation (FASB and GASB), Senior
                         Fellow of Jerome Levy Economics Institute,
                         Bard College, Chairman of Municipal
                         Assistance Corporation for the City of New
                         York, New York State Comptroller and Trustee of New York State and Local Retirement Fund.
                         Oversees 31 investment companies in the
                         OppenheimerFunds complex.

RUSSELL S. REYNOLDS,     Chairman (since 1993) of The Directorship
JR.,                     Search Group, Inc. (corporate governance
Trustee (since 1989)     consulting and executive recruiting); a life
Age: 70                  trustee of International House (non-profit
                         educational organization), and a trustee
                         (since 1996) of the Greenwich Historical
                         Society. Oversees 31 portfolios in the
                         OppenheimerFunds complex.

CLAYTON K. YEUTTER,      Of Counsel (since 1993), Hogan & Hartson (a
Trustee (since 1991)     law firm). Other directorships: Caterpillar,
Age: 71                  Inc. (since 1993) and Weyerhaeuser Co. (since
                         1999). Oversees 31 portfolios in the
                         OppenheimerFunds complex.


================================================================================
INTERESTED TRUSTEE       The address of Mr. Murphy in the chart below
AND OFFICER              is 498 Seventh Avenue, New York, NY 10018.
                         Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


JOHN V. MURPHY,          Chairman, Chief Executive Officer and
President and            director (since June 2001) and President
Trustee (since           (since September 2000) of the Manager;
October 2001)            President and a director or trustee of other
Age: 53                  Oppenheimer funds; President and a director
                         (since July 2001) of Oppenheimer Acquisition
                         Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc.
                         (a holding company subsidiary of the
                         Manager); a director (since November 2001) of
                         OppenheimerFunds Distributor, Inc. (a
                         subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                         Services, Inc. and of Shareholder Financial
                         Services, Inc. (transfer agent subsidiaries of the Manager); President and a director
                         (since July 2001) of OppenheimerFunds Legacy
                         Program (a charitable trust program
                         established by the Manager); a director of the investment advisory subsidiaries of the
                         Manager: OFI Institutional Asset Management,
                         Inc. and Centennial Asset Management
                         Corporation (since November 2001),
                         HarbourView Asset Management Corporation and
                         OFI Private Investments, Inc. (since July
                         2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer
                         Real Asset Management, Inc.; a director
                         (since November 2001) of Trinity Investment
                         Management Corp. and Tremont Advisers, Inc.
                         (Investment advisory affiliates of the
                         Manager); Executive Vice President (since
                         February 1997) of Massachusetts Mutual Life
                         Insurance Company (the Manager's parent
                         company); a director (since June 1995) of DBL
                         Acquisition Corporation; formerly, Chief
                         Operating Officer (September 2000-June 2001) of the Manager; President and trustee
                         (November 1999-November 2001) of MML Series
                         Investment Fund and MassMutual Institutional
                         Funds (open-end investment companies); a director (September 1999-August 2000) of C.M.
                         Life Insurance Company; President, Chief
                         Executive Officer and director (September
                         1999-August 2000) of MML Bay State Life
                         Insurance Company; a director (June 1989-June
                         1998) of Emerald Isle Bancorp and Hibernia
                         Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the OppenheimerFunds complex.


40     OPPENHEIMER DISCOVERY FUND

===============================================================================
OFFICERS The address of the Officers in the chart below is as follows: Messrs. Molleur and Zack and Mses. Feld and Stevlingson is 498 Seventh
                         Avenue, New York, NY 10018, Messrs.
                         Masterson, Vottiero and Wixted and Mses.
                         Bechtolt and Ives is 6803 S. Tucson Way,
                         Centennial, CO 80112-3924. Each Officer
                         serves for an annual term or until his or her resignation, death or removal.


JAYNE M. STEVLINGSON,    Vice President (since August 1999) of the
Vice President (since    Manager; formerly a small-cap growth fund
1999)                    portfolio manager with Morgan Stanley Dean
Age: 42                  Witter Advisors, Inc. (October 1992-July
                         1999). An officer of 1 portfolio in the
                         OppenheimerFunds complex.


BRIAN W. WIXTED,         Senior Vice President and Treasurer (since
Treasurer, Principal     March 1999) of the Manager; Treasurer (since
Financial                March 1999) of HarbourView Asset Management
and Accounting Officer   Corporation, Shareholder Services, Inc.,
(since April 1999)       Oppenheimer Real Asset Management
Age: 43                  Corporation, Shareholder Financial Services,
                         Inc., Oppenheimer Partnership Holdings, Inc.,
                         OFI Private Investments, Inc. (since March
                         2000), OppenheimerFunds International Ltd.
                         and Oppenheimer Millennium Funds plc (since
                         May 2000) and OFI Institutional Asset
                         Management, Inc. (since November 2000)
                         (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial
                         Officer (since May 2000) of Oppenheimer Trust
                         Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March
                         1999) of Oppenheimer Acquisition Corp. and
                         OppenheimerFunds Legacy Program (since April
                         2000); formerly Principal and Chief Operating
                         Officer (March 1995-March 1999), Bankers
                         Trust Company-Mutual Fund Services Division.
                         An officer of 85 portfolios in the
                         OppenheimerFunds complex.


CONNIE BECHTOLT,         Assistant Vice President of the Manager
Assistant Treasurer      (since September 1998); formerly Manager/Fund
(since October 2002)     Accounting of the Manager (September
Age:39                   1994-September 1998). An officer of 85
                         portfolios in the OppenheimerFunds complex.


PHILIP F. VOTTIERO,      Vice President/Fund Accounting of the Manager
Assistant Treasurer      (since March 2002); formerly Vice
(since August 15, 2002)  President/Corporate Accounting of the Manager
Age: 39                  (July 1999-March 2002) prior to which he was
                         Chief Financial Officer at Sovlink
                         Corporation (April 1996-June 1999). An
                         officer of 72 portfolios in the
                         OppenheimerFunds complex.

ROBERT G. ZACK,          Senior Vice President (since May 1985) and
Secretary                General Counsel (since February 2002) of the
(since November 1, 2001) Manager; General Counsel and a director
Age: 54                  (since November 2001) of OppenheimerFunds
                         Distributor, Inc.; Senior Vice President and
                         General Counsel (since November 2001) of
                         HarbourView Asset Management Corporation;
                         Vice President and a director (since November
                         2000) of Oppenheimer Partnership Holdings,
                         Inc.; Senior Vice President, General Counsel and a director (since November 2001) of Shareholder Services, Inc., Shareholder
                         Financial Services, Inc., OFI Private
                         Investments, Inc., Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.;
                         General Counsel (since November 2001) of
                         Centennial Asset Management Corporation; a director (since November 2001) of Oppenheimer
                         Real Asset Management, Inc.; Assistant
                         Secretary and a director (since November
                         2001) of OppenheimerFunds International Ltd.;
                         Vice President (since November 2001) of
                         OppenheimerFunds Legacy Program; Secretary
                         (since November 2001) of Oppenheimer
                         Acquisition Corp.; formerly Acting General
                         Counsel (November 2001-February 2002) and
                         Associate General Counsel (May 1981-October
                         2001) of the Manager; Assistant Secretary of
                         Shareholder Services, Inc. (May 1985-November
                         2001), Shareholder Financial Services, Inc.
                         (November 1989-November 2001);
                         OppenheimerFunds International Ltd. and
                         Oppenheimer Millennium Funds plc (October
                         1997-November 2001). An officer of 85
                         portfolios in the OppenheimerFunds complex.



41    OPPENHEIMER DISCOVERY FUND

TRUSTEES AND OFFICERS  Continued
-------------------------------------------------------------------------------

PHILIP T. MASTERSON,     Vice President and Assistant Counsel of the
Assistant Secretary      Manager (since July 1998); formerly, an
(since August 15, 2002)  associate with Davis, Graham, & Stubbs LLP
Age: 38                  (January 1997-June 1998). An officer of 72
                         portfolios in the OppenheimerFunds complex.

DENIS R. MOLLEUR,        Vice President and Senior Counsel of the
Assistant Secretary      Manager (since July 1999); formerly a Vice
(since November 1, 2001) President and Associate Counsel of the
Age: 45                  Manager (September 1995-July 1999). An
                         officer of 82 portfolios in the
                         OppenheimerFunds complex.

KATHERINE P. FELD,       Vice President and Senior Counsel (since July
Assistant Secretary      1999) of the Manager; Vice President (since
(since November 1, 2001) June 1990) of OppenheimerFunds Distributor,
Age: 44                  Inc.; Director, Vice President and Assistant
                         Secretary (since June 1999) of Centennial
                         Asset Management Corporation; Vice President
                         (since 1997) of Oppenheimer Real Asset
                         Management, Inc.; formerly Vice President and
                         Associate Counsel of the Manager (June
                         1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,        Vice President and Assistant Counsel (since
Assistant Secretary      June 1998) of the Manager; Vice President
(since November 1, 2001) (since 1999) of OppenheimerFunds Distributor,
Age: 37                  Inc.; Vice President and Assistant Secretary
                         (since 1999) of Shareholder Services, Inc.;
                         Assistant Secretary (since December 2001) of
                         OppenheimerFunds Legacy Program and
                         Shareholder Financial Services, Inc.;
                         formerly Assistant Vice President and
                         Assistant Counsel of the Manager (August
                         1997-June 1998); Assistant Counsel of the
                         Manager (August 1994-August 1997). An officer of 85 portfolios in the OppenheimerFunds complex.


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.



42    OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY FUND
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================================================================================
INVESTMENT ADVISOR        OppenheimerFunds, Inc.


================================================================================
 DISTRIBUTOR              OppenheimerFunds Distributor, Inc.


================================================================================
 TRANSFER AND SHAREHOLDER OppenheimerFunds Services
 SERVICING AGENT


================================================================================
 INDEPENDENT AUDITORS     KPMG LLP


================================================================================
 LEGAL COUNSEL            Mayer Brown Rowe and Maw

                        OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.

[C] Copyright 2002 OppenheimerFunds, Inc. All rights reserved.




43     OPPENHEIMER DISCOVERY FUND

PRIVACY POLICY NOTICE
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As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:

o Applications or other forms

o When you create a user ID and password for online account access

o When you enroll in eDocs Direct

o Your transactions with us, our affiliates or others

o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

o Account access

o Create a user ID and profile

o User profile

o eDocs Direct, our electronic document delivery service



44     OPPENHEIMER DISCOVERY FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

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This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL.OPP (1.800.225.5677).



45        OPPENHEIMER DISCOVERY FUND

INFORMATION AND SERVICES
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EDOCSDIRECT

GET THIS REPORT ONLINE!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for EDOCS DIRECT today at
WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1) WWW.OPPENHEIMERFUNDS.COM
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PHONELINK(1) AND GENERAL INFORMATION
24-hr automated information and automated
transactions Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April): 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
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WRITTEN CORRESPONDENCE AND TRANSACTION REQUESTS
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

FOR OVERNIGHT DELIVERY
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
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TICKER SYMBOLS
Class A: OPOCX   Class B: ODIBX   Class C: ODICX
Class N: ODINX   Class Y: ODIYX
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1. AT TIMES THE WEBSITE OR PHONELINK MAY BE INACCESSIBLE OR THEIR TRANSACTION FEATURES MAY BE UNAVAILABLE.


[LOGO OMITTED]
OPPENHEIMERFUNDS[R]
DISTRIBUTOR, INC.

RA0500.001.0902    November 29, 2002